UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number                     811-02631

Chestnut Street Exchange Fund
(Exact name of registrant as specified in charter)

301 Bellevue Parkway
Wilmington, DE 19809
(Address of principal executive offices) (Zip code)

Salvatore Faia

Chestnut Street Exchange Fund

301 Bellevue Parkway

Wilmington, DE 19809
(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 558-1750

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

October 22, 2012

Fellow Partner:

Our Fund earned $7.09 per share of net investment income in the nine months ended September 30, 2012, compared to $5.00 per share in the same period of 2011.

After providing for the $1.60 per share distribution to partners of record on September 27, 2012, the net asset value per partnership share on September 30, 2012 was $395.53. The net asset value on June 30, 2012, our last report date, was $380.34, and the value on September 30, 2011 was $312.90.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500 Index and the Dow Jones Industrial Average will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

Market Review	Third Quarter 2012

Equities climbed higher in the third quarter, powered mainly by policy action from the world’s largest central banks. However, investor sentiment was clearly affected by jitters about the global economy and the ongoing debt crisis in Europe. The S&P 500® Index rose 6.34% over the quarter, bringing year-to-date gains to 15.87%.

The quarter began with concerted efforts from three major central banks – the European Central Bank (“ECB”) lowered its benchmark interest rate, the Bank of England increased its bond-buying program and China’s central bank lowered rates for the second time within a month. However, these moves were not enough to excite investors under a dark cloud of economic gloom. Manufacturing activity continued to slow in Europe, China and the United States and the International Monetary Fund lowered its forecasts for global economic growth. Economies across Europe faced stagnation and the slowdown in China – the world’s second-largest economy – continued to weigh on the outlook for global growth. Exporters in the United States saw profits suffer as European and Chinese consumers and businesses pulled back on spending. US corporate earnings growth generally decelerated and management forecasts grew increasingly cautious. The economic recovery in the United States continued to be fettered by high rates of unemployment; however, the housing sector was a bright spot in the bigger picture as home prices began to rise over the summer. While the dreary economic landscape continued to encumber investor sentiment, growing hopes for additional stimulus from global central banks – particularly the US Federal Reserve (the “Fed”) – kept stocks moving higher through the quarter.

Yields on Spanish debt soared higher in July as the ability of Spain to contain its severe debt problems grew increasingly questionable, and the notion of a euro collapse rose again to the forefront of investor concerns. ECB chairman Mario Draghi acted to allay these fears by explicitly stating his commitment to hold the euro zone together. This hint of a new round of stimulus from the ECB pushed global risk-asset markets higher and government borrowing costs for Spain and Italy moved lower. Early in September, the ECB announced its plan to make secondary-market purchases of sovereign debt to help bring down borrowing costs in the euro zone’s most troubled nations. This move brought relief to financial markets and global equities rallied. The increasing visibility of European leaders’ determination and collaborative efforts to stabilize the euro zone was another driving force behind the broader rebound in risk assets during the quarter.

Back in the United States, market participants were looking to the Fed to give the US economy a kick start. In the middle of September, the Fed made its long-awaited announcement and surprised investors with its aggressive policy action – a commitment to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and improving labor market conditions. Additionally, the Fed stated that it would continue Operation Twist until the end of the year (purchasing long-term Treasury bonds with the proceeds from shorter-term debt sales to keep long-term interest rates low) and extended its timeline for maintaining low short-term interest rates into 2015. Investors responded with enthusiasm and equity prices surged.

Additional policy accommodation came at the end of September from central banks in Japan and China. While market participants were mostly encouraged by the intervention from the world’s largest central banks, the global rally began to slow near the end of the quarter as investors questioned whether the Fed’s stimulus programs would actually be effective in helping the US economy gain momentum. Also raising concerns was

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Market Review (concluded)	Third Quarter 2012

uncertainty about the upcoming US presidential election and the threat of the United States falling off the fiscal cliff (the expiration of the Busch-era tax cuts and other provisions coupled with automatic spending cuts at the turn of the year). All the while, the broader issues around Europe’s ongoing debt crisis remain unresolved.

Energy stocks (+10.14%) led the S&P 500® Index during the third quarter as oil prices rose. The telecommunication services sector (+8.06%) continued to deliver strong returns. Consumer discretionary (+7.44%) and information technology (+7.42%) performance reflected a more optimistic view on consumer spending. Financial stocks (+6.94%) benefited from the global central bank policy moves during the quarter. Nine of the ten sectors moved up for the quarter, while utilities (-0.53%) posted a marginal loss.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review	Third Quarter 2012

Summary

Aggressive monetary policy actions by the Federal Reserve and European Central Bank boosted investor confidence during the quarter, lowered systemic risk, and helped propel the S&P 500 Index to its highest level in more than 4 ½ years. In addition to the expectation and announcement of these open ended bond buying programs, improving housing data and Q2 earnings which were not as weak as anticipated created a much more favorable environment for US equities. Commodities also performed well during the period, driving both energy and metals & mining stocks sharply higher. Within the S&P 500 Index, the energy sector provided the leadership, rebounding from the poor performance during the second quarter.

The Chestnut Street Exchange Fund underperformed the 6.3% return posted by the S&P 500 Index during the third quarter. Stock selection in the information technology, materials and consumer staples sectors accounted for the underperformance, and more than offset stock selection in consumer discretionary and health care.

Performance Attribution

Stock selection in the information technology sector accounted for much of the Fund’s underperformance during the quarter. The Fund’s technology holdings collectively declined, as the large holding in Intel Corp. fell 14% during the period. The semiconductor company traded lower as PC sales showed signs of weakness and forced the company to pre-announce weaker than expected third quarter sales expectations. In addition, the Fund’s lack of exposure to both Apple Inc. and Google Inc. detracted from relative performance as these two large benchmark holdings each posted strong double-digit gains.

The Fund’s investment in the materials sector also negatively impacted performance. The Fund’s largest holding in the sector, chemical producer Cabot Corp., declined during the period as tire industry demand for the company’s rubber products fell globally during the third quarter. In consumer staples, a large position in Coca-Cola Inc. contributed negatively as the stable growth global beverage company failed to participate in the third quarter market rally.

Avoidance of the hotels restaurants and leisure industry combined with a large overweight position in the media industry accounted for the relative strength in the consumer discretionary sector. Key contributors in the media industry included Comcast Corp. and CBS Corp., which each climbed more than 11%. In health care, the Fund’s investments in Baxter International Inc. and Merck & Co. added value during the quarter.

Outlook

As a result of market movement and shares redeemed during the quarter, the Fund’s overall weightings in the financials and consumer discretionary sectors increased modestly, while exposure to the information technology sector declined. We used investor redemptions to eliminate the Fund’s investments in Cabot Microelectronics Corp. and Hospira Inc., and reduced positions in Wal-Mart Stores Inc. and Exxon Mobil Corp. The Fund remains well diversified, with the largest weightings in the financials, health care, industrials and consumer staples sectors. Relative to the S&P 500 Index, the Fund holds significant overweights in the industrials, consumer staples, and health care sectors, and notable underweights in information technology, utilities, and consumer discretionary.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Concluded)

Portfolio Review (concluded)	Third Quarter 2012

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. Past performance is not a guarantee of future results. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE SUMMARY

As of September 30, 2012

(Unaudited)

	Chestnut Street Exchange Fund	S&P 500 Index	DJIA Index
3rd Quarter 2012	4.42%	6.35%	5.02%
1 Year	29.34%	30.20%	26.52%
3 Years*	12.54%	13.20%	14.46%
5 Years*	1.16%	1.06%	2.17%
10 Years*	6.88%	8.02%	8.61%
Inception (12/29/76)
Annualized*	10.87%	10.81%	9.46%
Cumulative	3898.10%	3818.29%	2431.38%

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

STATEMENT OF NET ASSETS

September 30, 2012

(Unaudited)

	Shares	Value
COMMON STOCKS—98.4%
BASICS—4.8%
Air Products & Chemicals, Inc.	72,392	$5,986,818
Cabot Corp.	86,032	3,146,190

		9,133,008

CAPITAL EQUIPMENT—7.7%
Emerson Electric Co.	131,650	6,354,746
General Electric Co.	364,049	8,267,553

		14,622,299

CONSUMER CYCLICALS—12.0%
3M Co.	27,565	2,547,557
CBS Corp.,—Class B	60,100	2,183,433
Comcast Corp.,—Class A	149,743	5,356,307
Procter & Gamble Co.	85,100	5,902,536
Walt Disney Co. (The)	129,129	6,750,864

		22,740,697

ENERGY—10.3%
Exxon Mobil Corp.	122,789	11,229,054
Schlumberger, Ltd.	114,584	8,287,861

		19,516,915

FINANCIAL—16.0%
American Express Co.	98,525	5,602,132
Ameriprise Financial, Inc.	22,266	1,262,260
Bank of America Corp.	56,084	495,222
JPMorgan Chase & Co.	140,310	5,679,749
Moody’s Corp.	82,738	3,654,537
Wells Fargo & Co.	391,823	13,529,648

		30,223,548

HEALTH CARE—14.6%
Abbott Laboratories	130,891	8,973,887
Baxter International, Inc.	64,986	3,916,056
Johnson & Johnson	100,789	6,945,370
Merck & Co., Inc.	171,108	7,716,971

		27,552,284

	Shares	Value
RETAIL—2.4%
Home Depot, Inc.	23,400	$1,412,658
Kohl’s Corp.	15,200	778,544
Safeway, Inc.	44,558	716,938
Wal-Mart Stores, Inc.	21,410	1,580,058

		4,488,198

STAPLES—9.5%
Altria Group, Inc.	18,000	601,020
Coca-Cola Co. (The)	314,344	11,923,068
Hanesbrands, Inc.*	5,688	181,333
Kraft Foods, Inc.,—Class A	12,456	515,056
PepsiCo, Inc.	43,600	3,085,572
Philip Morris International, Inc.	18,000	1,618,920

		17,924,969

TECHNOLOGY—12.8%
Check Point Software Technologies Ltd.*	52,400	2,523,584
Cisco Systems, Inc.	32,700	624,243
Hewlett-Packard Co.	18	307
Intel Corp.	335,071	7,599,410
International Business Machines Corp.	39,708	8,237,425
Microsoft Corp.	95,282	2,837,498
Oracle Corp.	74,000	2,330,260

		24,152,727

TRANSPORTATION—4.8%
Union Pacific Corp.	75,444	8,955,203

UTILITIES—3.5%
Verizon Communications, Inc.	143,830	6,554,333

Total Common Stocks
(Cost: $33,168,272)		$185,864,181

*	Non-Income Producing

See Accompanying Notes to Statements of Net Assets.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

STATEMENT OF NET ASSETS (Concluded)

September 30, 2012

(Unaudited)

		Value
TOTAL INVESTMENT IN SECURITIES
(Cost 33,168,272)**	98.4%	$185,864,181
Other assets in excess of liabilities	2.1%	3,844,463
Distribution payable	(0.4%)	(665,802)
Other Liabilities	(0.1%)	(88,969)

NET ASSETS
(Applicable to 477,722 partnership shares outstanding)	100.0%	$188,953,873

Net Asset Value Per Share		$395.53

Net assets applicable to shares owned by:
Limited partners
(477,630 shares)		$188,917,484
Managing general partners
(92 shares)		36,389

Total net assets		$188,953,873

**	At September 30, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$30,721,286

Gross unrealized appreciation	155,142,895
Gross unrealized depreciation	0

Net unrealized appreciation	$155,142,895

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

See Accompanying Notes to Statements of Net Assets.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO STATEMENT OF NET ASSETS

September 30, 2012

(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for simular securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For the period ended September 30, 2012, there were no transfers between Levels 1, 2 and 3 for the Fund.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO STATEMENT OF NET ASSETS (Concluded)

September 30, 2012

(Unaudited)

The following is a summary of inputs used, as of September 30, 2012, in valuing the Fund’s investments carried at value:

	Total Value at 09/30/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$185,864,181	$185,864,181	$—	$—

*	See details of industry breakout.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

[INTENTIONALLY LEFT BLANK]

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Edward J. Roach

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISERS

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

Third Quarter Report

September 30, 2012

(Unaudited)

Chestnut Street Exchange

Fund

103 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

The certifications pursuant to Rule 30a-2(a) under the 1940 Act are filed herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Chestnut Street Exchange Fund

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President & Chief Compliance Officer
(principal executive officer)

Date	11/14/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President & Chief Compliance Officer
(principal executive officer)

Date	11/14/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Boyle
John Boyle, Chief Financial Officer
(principal financial officer)

Date	11/12/2012